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                      ASSIGNMENT OF LIMITED PARTNERSHIP INTEREST
                                          OF
                         THEATRE PROJECT LIMITED PARTNERSHIP


    THIS ASSIGNMENT OF LIMITED PARTNERSHIP INTEREST OF THEATRE PROJECT LIMITED PARTNERSHIP is executed this 30th day of December, 1995, by AMERICAN MUTUAL LIFE INSURANCE COMPANY f/k/a CENTRAL LIFE ASSURANCE COMPANY, an Iowa corporation, of 611 Fifth Avenue, Des Moines, Iowa 50309 ("AML") to AMERUS PROPERTIES, INC., an Iowa corporation, of 4949 Westown Parkway, Suite 245, West Des Moines, Iowa 50266-1066 ("API").

                                 W I T N E S S E T H:

    WHEREAS, AML has been a limited partner in Theatre Project Limited Partnership, an Oklahoma limited partnership ("Theatre"), under Limited Partnership Agreement of Theatre Project Limited Partnership dated March 15, 1985 (the "Partnership Agreement");

    WHEREAS, AML has secured the approval of the general partner, Tapp Management, Inc., to transfer a portion of AML's seventy-nine percent (79%) limited partnership interest in Theatre, which interest is equal to forty-nine and ninety-five hundredths percent (49.95%) limited partnership interest in Theatre to its wholly owned subsidiary, API pursuant to Section 351 of the Internal Revenue Code of 1986, as amended.

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    1. CONTRIBUTION OF INTEREST. AML hereby contributes all of AML's right, title and interest to a portion of AML's seventy-nine percent (79%) limited partnership interest in Theatre, which interest is equal to forty-nine and ninety-five hundredths percent (49.95%) limited partnership interest in Theatre to API pursuant to Section 351 of the Internal Revenue Code of 1986, as amended.

    2. FULL FORCE AND EFFECT. AML hereby covenants, warrants and represents that its limited partnership interest is in full force and effect and that AML has performed all of AML's obligations under the Partnership Agreement.

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    3.   ACCEPTANCE.  API hereby accepts the foregoing assignment of right, title and interest and hereby assumes and agrees to be bound by and to fulfill all of the terms, covenants and conditions under the Partnership Agreement as of the date of this Agreement.

    IN WITNESS WHEREOF, the parties have signed this Agreement as of the day and year first above written.

AMERICAN MUTUAL LIFE INSURANCE         AMERUS PROPERTIES, INC.,
COMPANY, an Iowa corporation           an Iowa corporation

By: /s/ Diane M. Davidson              By:  /s/ William C. Knapp II
    ---------------------                   -----------------------
    Diane M. Davidson                        William C. Knapp II
    Assistant Secretary                      President


General Partner Approval:

TAPP MANAGEMENT, INC.

By: /s/ Diane M. Davidson
    ---------------------
    Diane M. Davidson
    Vice President

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